UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2003

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS (State or other jurisdiction of incorporation)	0-17196 (Commission File Number)	48-0531200 (IRS Employer Identification No.)

1300 Main Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant's telephone number, including area code)

Item 7. Exhibits

99.1	Certification of Laidacker M. Seaberg, President and Chief Executive Officer of MGP Ingredients, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 202 (Subsection (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), filed solely for the purposes of incorporation by reference into Item 9 herein.

99.2	Certification of Brian T. Cahill, Vice President and Chief Financial Officer of MGP Ingredients, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 202 (Subsection (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), filed solely for the purposes of incorporation by reference into Item 9 herein.

Item 9. Regulation FD Disclosure.

          On February 14, 2003, MGP Ingredients, Inc. (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended December 31, 2002, (the "Report"). Accompanying the Report were the certifications of Laidacker M. Seaberg, the Company's President and Chief Executive Officer and Brian T. Cahill, the Company's Vice President and Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsection (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), in each case attached as an exhibit hereto and incorporated by reference into Item 9.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.
Date: February 14, 2003	By: \s\ Laidacker M. Seaberg
Laidacker M. Seaberg
President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Certification of Laidacker M. Seaberg, President and Chief Executive Officer of MGP Ingredients, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 202 (Subsection (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), filed solely for the purposes of incorporation by reference into Item 9 herein.

99.2	Certification of Brian T. Cahill, Vice President and Chief Financial Officer of MGP Ingredients, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 202 (Subsection (a) and (b) of Section 1350, chapter 63 of Title 18, United States Code), filed solely for the purposes of incorporation by reference into Item 9 herein.